Confidential & Proprietary San Francisco January 2018 CORPORATE PRESENTATION Exhibit 99.1

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Forward-Looking Statement Safe-Harbor

This presentation contains forward-looking statements about Minerva Neurosciences which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts, reflect management’s expectations as of the date of this presentation, and involve certain risks and uncertainties.
Forward-looking statements include, but are not limited to: the benefits, efficacy and safety of our new formulations; whether studies performed on analogs or backups of our compounds are a good predictor of the clinical efficacy of our compounds; statements with respect to the timing and results of future clinical milestones with MIN-101, seltorexant (MIN-202), MIN-117 and MIN-301, including the Phase 3 trial of MIN-101; the potential for a single Phase 3 trial with supportive Phase 2b results to support the basis for an NDA for MIN-101; the Phase 2b trials of seltorexant; the planned Phase 2b trial of MIN-117; statements regarding our ability to successfully develop and commercialize our therapeutic products; our ability to expand our long-term business opportunities; our expectations regarding approval for our products by the U.S. Food and Drug Administration or equivalent foreign regulatory agencies; estimates regarding the market potential for our products; financial projections and estimates and their underlying assumptions; and future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. These forward-looking statements are based on our current expectations
and
may
differ
materially
from
actual
results
due
to
a
variety
of
factors
including,
without
limitation,
whether
any
of
our
therapeutic products will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies and for which indications; whether the results of future clinical trials of MIN-101, seltorexant, MIN-117 and MIN-301, if any, will be consistent with the results of past clinical trials;
whether MIN-101, seltorexant, MIN-117 and MIN-301 will be successfully marketed if approved; whether our therapeutic product discovery and development efforts will be successful; our ability to achieve the results contemplated by our co-development agreements; the strength and enforceability of our intellectual property rights; competition from pharmaceutical and biotechnology companies; the development of and our ability to take advantage of the market for our therapeutic products; our ability to raise additional capital to fund our operations on terms acceptable to us; and general economic conditions.  These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the caption
“Risk Factors” in our filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, filed with the Securities and Exchange Commission on November 6, 2017. Copies of reports filed with the SEC are posted on our website at www.minervaneurosciences.com. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law.

Focus: to address the debilitating unmet needs of millions of patients afflicted by neuropsychiatric illnesses

Differentiated assets
•
Targeting clearly recognized unmet needs
•
Innovative mechanisms of action
Advanced clinical development
•
Lead product in pivotal Phase 3 trial
•
Three Phase 2b studies ongoing, one planned
to begin in 2018
Commercially attractive CNS markets
•
Negative symptoms in schizophrenia & beyond
•
Major depressive and anxiety disorders
•
Insomnia with and without comorbid psychiatric symptoms
•
Parkinson’s disease & other neurodegenerative disorders
Funded beyond multiple significant data read-outs in 2019
•
$143.3 million cash balance at 9/30/17

Innovative pipeline of four compounds and multiple indications in the CNS space
Program
Primary
Indications
MoA
Pre-
clinical
Phase 1
Phase 2
Phase 3
MIN-101
Negative symptoms in
Schizophrenia
Seltorexant
MIN-202
Primary
Insomnia
Major Depressive
Disorder
as adjunctive therapy
MIN-117
Major Depressive
Disorder
in monotherapy
MIN-301
Parkinson’s Disease
Phase 3 initiated Dec 2017 (MIN-101-C07)
Phase 2b initiated Dec 2017 (ISM2005)
Pre-clinical
Phase 2b planned H1 2018 (MIN-117-C03)
Phase 2b initiated Sep 2017 (MDD2001)
Phase  2b initiated Dec 2017 (MDD2002)
5-HT
2A
antagonist
Sigma
2
antagonist
Selective Orexin2
antagonist
5-HT
1A
5HT transporter
Alpha-1a, b
Dopamine
transporter
5-HT
2A
antagonist
Neuregulin
1
1
activating ErbB4

Five clinical trials anticipated to read out in 2019
Lead program MIN-101:
Negative symptoms in schizophrenia, monotherapy
–
MIN-101C07 Phase 3 ongoing (~500 patients worldwide)
Seltorexant (MIN-202): Primary insomnia and major depressive disorder (MDD)
–
MDD2001 Phase 2b ongoing in adjunctive MDD & placebo (~280 patients worldwide)
–
MDD2002 Phase 2b ongoing in adjunctive MDD & comparator (~100 patients U.S.)
–
ISM2005   Phase 2b ongoing in insomnia monotherapy (~360 patients worldwide)
MIN-117:
MDD with prominent anxiety in monotherapy
–
MIN-117C03 Phase 2b expected to begin in early 2018 (~325 patients worldwide)

Confidential & Proprietary MIN-101 6 A new paradigm for the treatment of schizophrenia

Youth 0-18
Adult 18-40
Positive Symptoms
Schizophrenia has three symptom domains: positive symptoms
fluctuate over time while negative & cognitive symptoms persist and cause lifelong disability
Intermittent acute episodes of positive
symptoms decline in frequency and severity
Negative symptoms and cognitive impairment
are evident at onset of illness and are lifelong
debilitating symptoms
All antipsychotics directly target dopamine (DA) receptors and have only shown efficacy against positive symptoms; none are indicated
for negative symptoms or cognitive impairment
Mature >40

MIN-101 has a unique MoA
with the potential to be the first to address
negative symptoms and shift the treatment paradigm of schizophrenia
•
A unique MOA: 5-HT
2A
antagonist + Sigma
2
antagonist
•
No direct dopamine blocking, unlike most available antipsychotics
•
Avoids antipsychotic side-effects
•
Exclusive worldwide rights outside of Asia
•
Granted formulation patent and method of use exclusivity until at least
2035
•
Major commercial opportunity as potential first therapy in indication

MIN-101: Phase 2b study design: monotherapy, double-blind, placebo-
controlled in schizophrenic patients with confirmed negative symptoms

MIN-101 64mg (n = 83)
Screening
Treatment & Assessments
4 weeks
Screening
12 week double-blind
phase ‘core study’
24 week open-label ‘extension’ phase
Placebo (n = 83)
MIN-101 32mg (n = 78)
R
MIN-101 64mg
MIN-101 32mg
Crossover
Randomization
Specific effects on negative symptoms can only be determined in a placebo-controlled study

Phase 2b study showed specific improvements in negative symptoms over
12 weeks and 36 weeks in both doses and stable positive symptoms

PANSS Positive Symptoms Subscale Change from Baseline
PANSS Negative Symptoms Subscale Change from Baseline
Statistically significant
improvements in the
primary endpoint
Extension
Core Phase
Extension Phase
p-value: *
0.05; **
0.01 versus placebo
WEEK
PANSS Negative Symptoms Factor Score (Marder) Change from Baseline (MMRM)
(ITT Population)
Baseline Mean (SD)
Placebo
25.1 (4.0)
MIN-101 32 mg
25.3 (4.2)
MIN-101 64 mg
25.2 (4.0)
Placebo
MIN-101 32 mg
MIN-101 64 mg

11 MIN-101 Phase 2b: American Journal of Psychiatry 2017; 00:1- 8

12 MIN-101: Phase 3 initiated December 2017

Phase 3 efficacy study: confirmatory study design guided by insights from
Phase 2b and dialogue with FDA

•
Primary endpoint: PANSS Negative Symptoms Factor Score
(NSFS) according to Marder
after 12 weeks administration
•
Secondary endpoints: Clinical Global Impression of Severity
(CGI-S) and Personal and Social Performance scale (PSP)
•
40 weeks (9 months) open-label extension
•
501 patients randomized 1:1:1 to 32mg & 64mg doses of MIN-101 vs placebo
•
Symptomatically stable patients for several months with moderate to severe negative
symptoms
(>20
PANSS
NSFS)
and
stable
positive
symptoms
•
If patients are on antipsychotic medication, switch to MIN-101 without long wash-out periods so as to mimic clinical practice
•
Study carried out in US (approx
30% of patients) and Europe

MIN-101 Phase 3
study design: monotherapy, double-blind, placebo-
controlled in schizophrenic patients with negative symptoms
14
MIN-101 64mg (n = 167)
Screening
Treatment & Assessments
4 weeks
Screening
12 week double-blind
phase ‘core study’
40 week open-label ‘extension’ phase
Placebo (n = 167)
MIN-101 32mg (n = 167)
R
MIN-101 64mg
MIN-101 32mg
Crossover
Randomization
Phase 3 compared to Phase 2b: same patient population; same double-blind duration; same doses; PANSS negative score primary endpoint; CGI & PSP secondary endpoints; 40 weeks extension allows 1 year safety coverage

15 MIN-101: Route to the schizophrenia market

MIN-101 is unique in the late-stage schizophrenia pipeline:
a monotherapy targeting negative symptoms in maintenance phase
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21
CHR assumed earliest launch timeline
Source: Dec 2017; Cambridge Healthcare Research (CHR) Limited. UK
ITI-007 (lumateperone)
(5-HT
2A
antagonist,    D2 /D1
modulator, SSRI)
ALKS 3831
(Mu-opioid antagonist + olanzapine)
Risperidone
implant
(6 monthly, nonbiodegradable
risperidone
drug-eluting stent)
RBP-7000
(once-monthly, SR risperidone)
HP 3070
(transdermal patch of
asenapine)
MIN-101
(5-HT
2A
&
2
R antagonist)
RP 5063
(D
2,3,4
& 5-HT
1A +2A
partial agonist
+ 5-HT
2B,6,7
antagonist)
Risperidone
ISM
(once-monthly IM risperidone)
Lu AF35700
(D1, 5-HT
2A
& 5-HT
6
antagonist)
ACP-103 (pimavanserin)
(5-HT
2A
inverse agonist)
NaBen
sodium
benzoate)
(D-amino acid oxidase inhibitor)
3 indications:
-Residual positive symptoms as add-on
Orphan designations:
-Adolescent monotherapy
-Clozapine refractory add-on
2 indications;
-Residual positive symptoms as add-on
-Negative symptoms as add-on
Tx-resistant monotherapy with switch study vs.
RIS and OLA (2ry EP negative symptoms)
Negative symptoms monotherapy
in stable
patients with switch study
Maintenance
& Sub-population studies
Negative Symptoms,
Residual
positive
symptoms,
and Niche
populations
Long-Acting Injectables
or Patch
Acute studies
Doria

Studies show 69% of adult patients with schizophrenia have
negative symptoms and 85% are clinically stable,
U.S. 2016 patient estimates below
17
Estimated prevalence
Of SZ (0.88%)
(2.2 million US adults)
Treatment
prevalence
of
SZ (0.53%)
(1.3 million US adults
5
)
Negative Sx
(69%)
(919,553 US adults)
Stable patients (85%):
(781,620
US adults)
59% of all adult
patients have negative
symptoms and are
clinically stable based
on these numbers
=>
MIN-101 eligible
15%
2,3
weighted-average
6-month relapse rate
among patients with
varying severity of
negative symptoms
69% of patients have
negative symptoms:
~42%
2,3
predominant/
prominent symptoms;
~27%
4
mild symptoms
1. Wu 2006; 2. Toumi
2017; 3. Haro
2015; 4. Nordstroem
2017; 5. www.census.gov/quickfacts
(July 1, 2016 adult population)
Prevalence of US adults
with schizophrenia in
treatment/yr:
0.53%
1
Schizophrenia.com:
2.2 million patients in U.S.
WHO website:
26 million with schizophrenia
worldwide (0.34% prevalence)
and 0.1-0.75% 1-yr prevalence.

Approximately 2.2 million patients with schizophrenia in major markets (US, EU5, Japan) have negative symptoms and nearly 2 million are stable and may be eligible for MIN-101 monotherapy
18
Population estimates: www.census.gov/quickfacts/, www.ons.gov.uk/peoplepopulationandcommunity/,  www.insee.fr/en/statistiques/, www.istat.it/en/,   www.ine.es/dyngs/INEbase/en/,
www.destatis.de/EN/www.stat.go.jp/english/data/jinsui/tsuki/ ,
en.wikipedia.org
(populations
of
IT,
DE,
ES),
populationpymamid.net
(for
%
adults
in
IT,
DE,
ES)
Schizophrenia
treatment
prevalence
estimate,
proportion
of
patients
with
negative
symptoms
and
%
clinically
stable(same
as
prior
slide,
same
references).
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
Adults with schizophrenia
Negative Symptoms
Clinically stable
Number of patients in major markets (millions)
Treated
patients
3.2 M
Patient with
negative
symptoms
2.2 M
Clinically
stable
patients
1.9 M

Confidential & Proprietary

A drug to treat insomnia & major
depressive disorder by restoring
physiological sleep
A co-development/co-commercialization program with:
Seltorexant
MIN-202 / JNJ42847922

Name
MoA
PK/PD
profile
Depressive Symptom
Orexinergic Domain
Depression/Irritability
Emotion/Arousal
Low Self View/Guilt
Emotion
Loss of Interest
&
Pleasure
Reward/Motivation
Suicide/Death
Ideation
Reward/Motivation
Sleep Disturbance
Sleep-Wake
Agitation, Restlessness
Arousal/Energy Balance
Orexin system: neurobiology targets circuits that mediate sleep and mood symptoms
20
Seltorexant
Selective
Orexin-2
Antagonist
•
Highly selective for Orexin-2 (relative to Orexin-1)
•
Short Tmax
(30 minutes) -
produces rapid onset of effect
•
Short half-life (2 hours) -
minimizes daytime “hangover”

Seltorexant studies in MDD with comorbid insomnia shows improvements of insomnia and depressive symptoms 21

Seltorexant Phase 2b program: two trials in MDD and one in Insomnia ongoing

First
MDD
trial
initiated
Sep
2017
(clinicaltrials.gov:
NCT03227224)
•
Double-blind, randomized, parallel-group, placebo-controlled adaptive-dose finding study
•
4-week screening, 6-week double-blind treatment and 2-week follow-up
•
~ 280 patients planned to be enrolled at >85 clinical sites in the U.S., Europe, Russia and Japan
-
safety & tolerability and dose response and efficacy in up to 3 doses of seltorexant
Second
MDD
trial
initiated
Dec
2017
(clinicaltrials.gov:
NCT03321526)
•
Double-blind, randomized, flexible-dose parallel-group study
•
4-week screening, 6-month double-blind treatment and 2-week follow-up
•
~ 100 patients planned to be enrolled at ~34 clinical sites in the U.S.
-
assess
the
efficacy
of
flexibly
dosed
seltorexant
compared
to
flexibly
dosed
quetiapine
as
adjunctive therapy to baseline antidepressant therapy (either an SSRI or SNRI) in delaying time to all-cause discontinuation of study drug over a 6-month treatment period
Insomnia
trial
initiated
Dec
2017
(clinicaltrials.gov:
NCT03375203)
•
Double-blind,
randomized,
parallel-group,
active-
and
placebo-controlled
dose
finding
study
•
Up to 61-day duration, including screening and follow-up
•
~ 360 patients planned to be enrolled at clinical sites in the U.S., Europe and Japan
-
assess
the
dose-response
of
three
doses
of
seltorexant
compared
to
placebo
on
sleep
onset as measured by latency to persistent sleep (LPS) using polysomnography (PSG)
-
assess the dose-response of these doses compared to placebo on wake after sleep onset
(WASO) over the first six hours using PSG)
-
compare
the
effects
of
seltorexant
on
sleep
and
cognition
to
those
effects
of
zolpidem

Confidential & Proprietary MIN-117 23 Addressing the unmet medical needs of patients with Major Depressive Disorder and anxiety symptoms

Phase 2a study designed to explore unmet needs in patients with MDD

MIN-117 2.5mg (n = 21)
Screening
Treatment & Assessments
4 weeks Screening
Day -28 to -1*
6 week double blind treatment phase
2 wk post treatment
follow-up phase
MIN-117 0.5mg (n = 21)
R
Paroxetine 20mg (n = 21)
Placebo  (n = 21)
*Includes overlapping
washout period of up to
4 weeks
Study drug is double-blind and double-
dummy

The Phase 2a results show effect on primary endpoint
in depression as well as noted effect on anxiety

Exploratory study for dose
finding, safety and efficacy
–
not statistically powered:
Results:
Efficacy on depressive
symptoms
Onset evident as early as
2 weeks
Efficacy on anxiety
symptoms
Both doses of MIN-117 are
well tolerated, no sexual s/e,
cognitive benefits
Assay sensitivity confirmed by
positive separation of
Paroxetine from placebo

Sleep polysomnography shows intact REM latency resulting in preservation of sleep architecture and continuity of sleep, an important product differentiator 26

Confidential & Proprietary MIN-301 27 A protein drug with disease modifying potential for the treatment of unmet medical needs in Parkinson’s Disease and other major CNS indications

Neuregulin-1 (NGR1) has multiple roles in neuronal development offering
potential
for neuronal repair
in several
CNS indications
28
Axon guidance
Radial neuron migration
Myelination and ensheathment
Synapse formation
Oligodendrocyte development
Neuromuscular
junction
formation
Mei and Xiong, 2008
NRG1 controls key neuronal development pathways
Initial clinical focus will be on treatment of Parkinson’s Disease based on preclinical models.

Animal models (non-human primates):
Effect of treatment on abnormal involuntary movements scale (AIMS)

•
Clear MPTP-induced increase in AIMS scores
•
Scores in MIN-301-treated animals lower during low MPTP (< 1 mg/kg)
induction as compared to placebo
Saline
MIN-301
Start MPTP
1 mg / kg
Increase MPTP
1.5 mg / kg
Day
number
AIMS
score
MPTP
effect
NRG
-101
Saline
14
21
28
35
42
49
56
0
1
2
3
4
5
6

Financial position
~$143.3 million cash balance (cash, cash equivalents and marketable securities)
at September 30, 2017
Q3 2017 cash inflow
–
Public offering July 5, 2017 net proceeds ~ $41.6 M
–
$30 M received from J&J in connection with renegotiation of collaboration in
August 29, 2017
Shares outstanding October 31, 2017: ~38.7 M (~42.9 M fully diluted)

Innovative pipeline of four compounds and multiple indications in the CNS space
Program
Primary
Indications
MoA
Pre-
clinical
Phase 1
Phase 2
Phase 3
MIN-101
Negative symptoms in
Schizophrenia
•
5-HT
2A
antagonist
•
Sigma
2
antagonist
Seltorexant
MIN-202
Primary
Insomnia
Major Depressive
Disorder
as adjunctive therapy
•
Selective Orexin2
antagonist
MIN-117
Major Depressive
Disorder
in monotherapy
•
5-HT
1A
•
5HT
transporter
•
Alpha-1a, b
•
Dopamine
•
5-HT
2A
antagonist
MIN-301
Parkinson’s Disease
•
Neuregulin
1
1
activating
ErbB4
Phase 3 initiated Dec 2017 (MIN-101-C07)
Phase 2b initiated Dec 2017 (ISM2005)
Pre-clinical
Phase 2b planned H1 2018 (MIN-117-C03)
Phase 2b initiated Sep 2017 (MDD2001)
Phase  2b initiated Dec 2017 (MDD2002)
transporter